Exhibit 4.1

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE THIS CERTIFICATE IS TRANSFERABLE IN SOUTH SAINT PAUL, MN. SEE REVERSE SIDE FOR CERTAIN DEFINITIONS CUSIP 03665E 10 9 THIS CERTIFIES THAT is the owner of SHARES OF FULLY PAID AND NON-ASSESSABLE COMMON STOCK, PAR VALUE $.001 PER SHARE, OF ante4, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar. WITNESS the facsimile signatures of the Corporation’s duly authorized officers. Dated: PRESIDENT, CHIEF EXECUTIVE OFFICER AND SECRETARY AMERICAN FINANCIAL PRINTING INCORPORATED - MINNEAPOLIS NUMBER ANTF SHARES COUNTERSIGNED AND REGISTERED WELLS FARGO BANK, N.A. TRANSFER AGENT AND REGISTRAR AUTHORIZED SIGNATURE BY

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM – as tenants in common TEN ENT – as tenants by entireties JT TEN – as joint tenants with right of survivorship and not as tenants in common Additional abbreviations may also be used though not in the above list. For value received hereby sell, assign and transfer unto PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. SIGNATURE GUARANTEED UTMA – Custodian (Cust) (Minor) under Uniform Transfer to Minors Act (State) PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE Corporation with full power of substitution in the premises. Dated ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (“STAMP”), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM (“MSP”), OR THE STOCK EXCHANGES MEDALLION PROGRAM (“SEMP”) AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.